Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2018

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2018, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,207,016 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$527,414,451
Aggregate Outstanding Principal Balance – Treasury Bill	$70,440,404
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.36%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$456,974,047
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.64%
Number of Borrowers	16,491
Average Outstanding Principal Balance Per Borrower	$31,982
Number of Loans	28,848
Average Outstanding Principal Balance Per Loan – Treasury Bill	$31,830
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,157
Weighted Average Remaining Term to Scheduled Maturity	172 monthss
Weighted Average Annual Interest Rate	6.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	516	5,974,412	1.1
3.51% to 4.00%	1,081	19,857,948	3.8
4.01% to 4.50%	5,430	66,627,721	12.6
4.51% to 5.00%	8,221	120,696,514	22.9
5.01% to 5.50%	1,463	26,473,780	5.0
5.51% to 6.00%	1,295	23,253,935	4.4
6.01% to 6.50%	2,116	38,496,646	7.3
6.51% to 7.00%	3,403	69,301,485	13.1
7.01% to 7.50%	841	18,127,365	3.4
7.51% to 8.00%	1,768	48,107,669	9.1
8.01% to 8.50%	2,014	59,644,344	11.3
Equal to or greater than 8.51%	700	30,852,631	5.8

Total	28,848	$527,414,451	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,536	$7,196,810	1.4%
$5,000.00-$ 9,999.99	2,758	20,053,316	3.8
$10,000.00-$14,999.99	1,715	21,387,026	4.1
$15,000.00-$19,999.99	1,618	28,239,671	5.4
$20,000.00-$24,999.99	1,215	27,216,437	5.2
$25,000.00-$29,999.99	1,019	28,003,102	5.3
$30,000.00-$34,999.99	778	25,248,253	4.8
$35,000.00-$39,999.99	699	26,176,503	5.0
$40,000.00-$44,999.99	622	26,412,234	5.0
$45,000.00-$49,999.99	479	22,703,152	4.3
$50,000.00-$54,999.99	402	21,086,811	4.0
$55,000.00-$59,999.99	343	19,685,739	3.7
$60,000.00-$64,999.99	266	16,616,314	3.2
$65,000.00-$69,999.99	218	14,695,752	2.8
$70,000.00-$74,999.99	200	14,503,380	2.7
$75,000.00-$79,999.99	189	14,625,491	2.8
$80,000.00-$84,999.99	147	12,126,091	2.3
$85,000.00-$89,999.99	128	11,191,972	2.1
$90,000.00-$94,999.99	136	12,566,647	2.4
$95,000.00-$99,999.99	106	10,343,902	2.0
$100,000.00 and above	917	147,335,849	27.9

Total	16,491	$527,414,451	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	27,746	$493,260,435	93.5%
31-60 days	414	12,356,780	2.3
61-90 days	168	4,998,596	0.9
91-120 days	114	3,855,237	0.7
121-150 days	81	2,784,111	0.5
151-180 days	74	2,825,111	0.5
181-210 days	37	1,067,242	0.2
Greater than 210 days	214	6,266,939	1.2

Total	28,848	$527,414,451	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	77	$25,435	*
4 to 12	404	379,193	0.1%
13 to 24	770	1,605,210	0.3
25 to 36	843	3,346,901	0.6
37 to 48	3,717	13,394,634	2.5
49 to 60	2,101	10,900,386	2.1
61 to 72	1,296	9,956,054	1.9
73 to 84	1,175	11,468,054	2.2
85 to 96	1,010	11,047,547	2.1
97 to 108	2,898	30,950,110	5.9
109 to 120	1,702	22,606,249	4.3
121 to 132	1,899	39,501,388	7.5
133 to 144	1,536	37,424,340	7.1
145 to 156	1,115	29,584,695	5.6
157 to 168	2,662	62,447,749	11.8
169 to 180	1,382	40,391,525	7.7
181 to 192	904	29,930,634	5.7
193 to 204	677	24,164,413	4.6
205 to 216	537	21,552,365	4.1
217 to 228	507	22,183,011	4.2
229 to 240	436	20,457,042	3.9
241 to 252	273	13,937,493	2.6
253 to 264	211	11,478,308	2.2
265 to 276	124	7,026,635	1.3
277 to 288	127	9,553,695	1.8
289 to 300	134	9,813,825	1.9
301 to 312	176	16,000,710	3.0
313 to 324	35	2,885,614	0.5
325 to 336	31	3,333,507	0.6
337 to 348	15	2,024,498	0.4
349 to 360	51	5,745,261	1.1
361 and above	23	2,297,969	0.4

Total	28,848	$527,414,451	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	860	$20,973,158	4.0%
Forbearance	1,571	48,534,680	9.2
Repayment
First year in repayment	211	11,649,426	2.2
Second year in repayment	198	9,388,327	1.8
Third year in repayment	262	12,810,241	2.4
More than 3 years in repayment	25,746	424,058,618	80.4

Total	28,848	$527,414,451	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 131.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.6	-	200.2
Forbearance	-	3.1	200.7
Repayment	-	-	166.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $20,973,158 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $16,026,293 or approximately 76.4% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	205	$4,140,666	0.8%
Alaska	35	499,505	0.1
Arizona	577	11,260,021	2.1
Arkansas	151	2,714,944	0.5
California	3,292	63,483,494	12.0
Colorado	465	7,134,852	1.4
Connecticut	462	7,029,561	1.3
Delaware	85	1,459,838	0.3
District of Columbia	114	2,411,308	0.5
Florida	1,715	38,626,317	7.3
Georgia	1,046	24,564,673	4.7
Hawaii	59	1,076,379	0.2
Idaho	90	1,709,008	0.3
Illinois	1,304	20,704,496	3.9
Indiana	402	5,440,038	1.0
Iowa	186	3,086,035	0.6
Kansas	464	7,744,084	1.5
Kentucky	177	3,103,833	0.6
Louisiana	811	15,378,886	2.9
Maine	97	2,036,793	0.4
Maryland	849	17,620,980	3.3
Massachusetts	944	12,532,134	2.4
Michigan	707	14,682,323	2.8
Minnesota	511	8,971,895	1.7
Mississippi	259	4,923,574	0.9
Missouri	650	11,705,707	2.2
Montana	43	635,743	0.1
Nebraska	48	836,406	0.2
Nevada	206	4,475,375	0.8
New Hampshire	114	1,879,035	0.4
New Jersey	749	13,687,420	2.6
New Mexico	115	2,726,647	0.5
New York	2,080	36,105,344	6.8
North Carolina	742	12,001,568	2.3
North Dakota	16	311,973	0.1
Ohio	136	2,173,881	0.4
Oklahoma	704	12,472,135	2.4
Oregon	592	10,601,145	2.0
Pennsylvania	935	17,087,336	3.2
Rhode Island	88	1,404,568	0.3
South Carolina	339	7,212,483	1.4
South Dakota	30	398,270	0.1
Tennessee	475	9,309,905	1.8
Texas	2,912	51,388,815	9.7
Utah	109	1,929,225	0.4
Vermont	43	527,969	0.1
Virginia	953	15,465,330	2.9
Washington	986	15,972,813	3.0
West Virginia	127	2,121,777	0.4
Wisconsin	372	7,519,568	1.4
Wyoming	24	204,676	*
Other	253	4,923,702	0.9

Total	28,848	$527,414,451	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

A-1

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	14,639	$203,241,782	38.5%
Other Repayment Options(1)	11,266	214,528,308	40.7
Income-driven Repayment(2)	2,943	109,644,360	20.8

Total	28,848	$527,414,451	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 368 loans with an aggregate outstanding principal balance of $12,980,723 currently in an interest-only period.  These interest-only loans represent approximately 2.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,281	$227,109,661	43.1%
Unsubsidized	14,567	300,304,789	56.9

Total	28,848	$527,414,451	100.0%

A-2

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	64	$2,054,491	0.4%
October 1, 1993 through June 30, 2006	28,784	525,359,959	99.6
July 1, 2006 and later	0	0	0.0

Total	28,848	$527,414,451	100.0%

A-3

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,538	$19,389,486	3.7%
College Assist	8	204,385	*
Educational Credit Management Corporation	913	17,954,320	3.4
Great Lakes Higher Education Corporation	479	11,145,479	2.1
Illinois Student Assistance Comm	1,230	17,600,977	3.3
Kentucky Higher Educ. Asst. Auth.	97	1,944,905	0.4
Louisiana Office Of Student Financial Asst	304	3,797,038	0.7
Michigan Guaranty Agency	498	7,997,389	1.5
New Jersey Higher Ed Student Assistance Authority	648	8,708,196	1.7
New York State Higher Ed Services Corp	2,858	45,432,955	8.6
Northwest Education Loan Association	2,957	44,531,087	8.4
Oklahoma Guaranteed Stud Loan Prog	740	11,799,784	2.2
Pennsylvania Higher Education Assistance Agency	2,371	40,331,840	7.6
Texas Guaranteed Student Loan Corp	2,501	44,873,922	8.5
United Student Aid Funds, Inc.	11,706	251,702,687	47.7
Total	28,848	$527,414,451	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

A-4

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions.  Navient Solutions and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USA Funds, Inc. became a member of Great Lakes Higher Education Corporation effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”).  Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act.  The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans.  The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders.  The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

A-5

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency).  The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund.  The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010.  As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2016, USA Funds held net assets on behalf of the Federal Reserve Fund of approximately $143 million.  Through September 30, 2016, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $46.6 billion.  Also, as of September 30, 2016, USA Funds had operating fund assets totaling over $1.1 billion, which includes the $143 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding.  Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	0.354%	0.277%	0.251%	0.308%	0.350%

For the past five federal fiscal years, USA Funds’ claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USA Funds’ claims. The actual claims rates are as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2013	2014	2015	2016	2017
United Student Aid Funds, Inc.	4.74%	4.73%	4.71%	0.60%	0.67%

A-6